Exhibit 10.3

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 20, 2018 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of September 30, 2016 (as previously amended, restated, amended and restated, or otherwise modified, the “Credit Agreement”), and entered into by, among others, SemGroup Corporation, as the Borrower (the “Borrower”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement as specified below (the “Specified Amendments”);
WHEREAS, the Loan Parties have requested that the Lenders agree to amend certain provisions of the Credit Agreement in order to permit each of the Specified Amendments; and
WHEREAS, subject to certain conditions, the Lenders party hereto (who shall constitute the Required Lenders) are willing to agree to such amendments.
NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments to the Credit Agreement

(a)Section 1.01 is hereby amended by inserting the following terms therein in appropriate alphabetical order:

““Beachhead” shall mean Beachhead Holdings and its Subsidiaries.”
““Beachhead Holdings” shall mean Beachhead Holdings LLC, a Delaware limited liability company.”
““Beachhead I” shall mean Beachhead I LLC, a Delaware limited liability company.”
““Beachhead II” shall mean Beachhead II LLC, a Delaware limited liability company.”
““Discharge Date” shall have the meaning given to such term in that certain Guarantee, Pledge and Security Agreement, dated as of July 17, 2017, among Beachhead Holdings, Beachhead I, Beachhead II, Buffalo Parent Gulf Coast Terminals, LLC, Buffalo Investor I, L.P. and Buffalo Investor II, L.P.”
““Second Amendment Effective Date” shall mean February 20, 2018.”

““Second Payment” shall have the meaning specified in the filing by the Borrower on Form 8-K on June 5, 2017.”
““SemEuro Interests” shall mean (a) the Equity Interests of SemEuro, (b) the Equity Interests of the Subsidiaries of SemEuro, (c) the assets of SemEuro and its Subsidiaries or (d) such other interests of SemEuro and its Subsidiaries reasonably approved by the Administrative Agent.”
(b)Section 1.01 is hereby amended by amending and restating the proviso appearing in the definition of Permitted Deductions as follows:

“provided, that Permitted Deductions shall not exceed (i) on any date of determination of Consolidated Net Debt on or prior to the satisfaction of the Second Payment, all cash and Permitted Investments of the Borrower and its Restricted Subsidiaries so long as on such date of determination, there are no outstanding Loans and (ii) for all other purposes, U.S.$50.0 million.”
(c)Section 1.01 is hereby amended by adding a new paragraph at the end of the definition of Unrestricted Subsidiary as follows:

“Notwithstanding anything to the contrary herein, from and after the date that the Second Payment is made in full and the Borrower receives confirmation that the Discharge Date has occurred, Beachhead Holdings, Beachhead I and Beachhead II shall not be, and shall not be permitted to be, Unrestricted Subsidiaries:”
(d)Section 5.10(d) is hereby amended by adding a proviso at the end thereof as follows:

“; provided, that notwithstanding anything to the contrary herein, from and after the date on which the Second Payment is made in full and the Borrower receives confirmation that the Discharge Date has occurred, Beachhead Holdings, Beachhead I and Beachhead II shall be deemed to be Material Subsidiaries and within thirty (30) days of the date on which the Second Payment is made in full and the Borrower receives confirmation that the Discharge Date has occurred, which period may be extended by up to an additional thirty (30) days in the sole discretion of the Administrative Agent, the Collateral and Guarantee Requirement shall have been satisfied with respect to Beachhead Holdings, Beachhead I and Beachhead II and with respect to any Equity Interest or Indebtedness issued or owned by each of Beachhead Holdings, Beachhead I and Beachhead II; provided, further, that at all times 100% of the Equity Interests issued by Buffalo Parent Gulf Coast Terminals LLC, a Delaware limited liability company, shall be directly owned by Beachhead I and/or Beachhead II.”
(e)Section 6.04(a) is hereby amended by deleting the words “Closing Date” therein and replacing it with “Second Amendment Effective Date” in lieu thereof.

(f)Section 6.04(g) is hereby amended by deleting the words “Closing Date” therein and replacing it with “Second Amendment Effective Date” in lieu thereof.

(g)Section 6.04(i) is hereby amended by inserting the words “after the Second Amendment Effective Date” immediately following the words “Restricted Subsidiaries” therein.

(h)Section 6.04(o) is hereby amended by deleting the words “Closing Date” therein and replacing it with “Second Amendment Effective Date” in lieu thereof.

(i)Section 6.04(r) is hereby amended by amending and restating it in its entirety as follows: “Investments after the Second Amendment Effective Date in White Cliffs in an aggregate amount not to exceed U.S.$35.0 million”

(j)Section 6.04(s) is hereby amended by amending and restating it in its entirety as follows: “Investments after the Second Amendment Effective Date (i) in Beachhead in an aggregate amount not to exceed U.S.$685.0 million for purposes of financing all or a portion of the Second Payment and (ii) in Beachhead in an aggregate amount (valued at the time of the making thereof and without giving effect to any write-downs or write-offs thereof) not to exceed an amount equal to the sum of, without duplication, U.S.$50.0 million plus any return of capital actually received by the Borrower or any Restricted Subsidiary in respect of investments previously made by them pursuant to this clause (s);”

(k)Section 6.04(t) is hereby amended by inserting the words “after the Second Amendment Effective Date” immediately following the first instance of the word “Investments” therein.

(l)Section 6.04(u) is hereby amended (i) by deleting the words “Closing Date” therein and replacing it with “Second Amendment Effective Date” in lieu thereof” and (ii) by deleting the words “$375.0 million” therein and replacing it with “U.S.$150.0 million” in lieu thereof.

(m)Section 6.05 is hereby amended by (i) deleting the “and” appearing at the end of clause (n) thereof, (ii) deleting the “, .” at the end of clause (o) thereof and replacing it with “; and” in lieu thereof, and (iii) inserting a new clause (p) as follows:

“(p)    (x) sales, transfers or other dispositions of SemEuro Interests as consideration for all or a portion of the purchase price of a Permitted Business Acquisition or (y) sales, transfers or other dispositions of SemEuro Interests; provided that in the case of sales, transfers or other dispositions of SemEuro Interests under clause (p)(y), (i) the Net Proceeds from such dispositions shall be applied to the prepayment of the Loans in accordance with Section 2.11(c), (ii) such disposition is for at least 75% cash consideration, and (iii) no Default or Event of Default shall have occurred and be continuing.”
(n)Section 6.07(b)(viii) is hereby amended and restated in its entirety as follows: “corporate sharing arrangements with Subsidiaries, including with respect to tax sharing and general overhead and administrative matters;”

(o)Schedule 6.04 is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

Section 2.Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date on which each of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

(a)the Administrative Agent shall have received this Amendment, duly executed by each of the Borrower, the Guarantors and the Required Lenders;

(b)the representations and warranties set forth in Article III of the Credit Agreement shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Second Amendment Effective Date, to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(c)as of the Second Amendment Effective Date, no Event of Default or Default shall have occurred and be continuing;

(d)the Borrower shall have paid all fees and expenses payable to the Lenders and the Administrative Agent hereunder or under any other Loan Document; and

(e)the Borrower shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

Section 3.Acknowledgment and Consent.

(a)    Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
(b)    Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
Section 4.Reference to and Effect on the Loan Documents

(a)This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. The Borrower agrees to pay any applicable costs and expenses incurred in connection with this Amendment in accordance with the terms set forth in the Credit Agreement, including Section 9.05 thereof.

(b)Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery, effectiveness and performance of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.

(d)Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

Section 5.Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 6.Governing Law

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK.
Section 7.Headings

Section and Subsection headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
Section 8.Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 9.Severability

The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.
Section 10.Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 11.Waiver of Jury Trial

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

Section 12.Jurisdiction

Each of the parties to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.

[SIGNATURE PAGES FOLLOW]

[Second Amendment Signature Page]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.
            SEMGROUP CORPORATION

By:___/s/ Robert N. Fitzgerald______________
Name: Robert N. Fitzgerald
Title:     Senior Vice President and Chief Financial
Officer

Subsidiary Guarantors

SEMGAS, L.P.
SEMMATERIALS, L.P.

By: SEMOPERATING G.P., L.L.C., each such Guarantor's general partner

By:___/s/ Robert N. Fitzgerald___________
Name: Robert N. Fitzgerald
Title: Senior Vice President and Chief
Financial Officer

SEMOPERATING G.P., L.L.C.
SEMDEVELOPMENT, L.L.C.
SEMCRUDE PIPELINE, L.L.C.
ROSR ROCK MIDSTREAM OPERATING, LLC
ROSE ROCK FINANCE CORPORATION
ROSE ROCK MIDSTREAM ENERGY GP, LLC
ROCK ROCK MIDSTREAM FIELD SERVICES, LLC

By:___/s/ Robert N. Fitzgerald___________
Name: Robert N. Fitzgerald
Title: Senior Vice President and Chief
Financial Officer

ROSE ROCK MIDSTREAM CRUDE, L.P.

By: ROSE ROCK MIDSTREAM ENERGY GP, LLC, as general partner

By:___/s/ Robert N. Fitzgerald_________
Name: Robert N. Fitzgerald
Title: Senior Vice President and Chief
Financial Officer

SEMGROUP EUROPE HOLDING, L.L.C.
SEMMEXICO, L.L.C.
MID-AMERICA MIDSTREAM GAS SERVICES, L.L.C.

By:___/s/ Robert N. Fitzgerald_________
Name: Robert N. Fitzgerald
Title: Chief Financial Officer

WATTENBERG HOLDING, LLC
GLASS MOUNTAIN HOLDING, LLC

By: ROSE ROCK MIDSTREAM OPERATING, LLC, each Guarantor's sole member and manager

By:___/s/ Robert N. Fitzgerald_________
Name: Robert N. Fitzgerald
Title: Senior Vice President and Chief
Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:         /s/ Andrew Ostrov
Name:     Andrew Ostrov
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:         /s/ Andrew Ostrov
Name:     Andrew Ostrov
Title: Director

Citibank, N.A.,
as a Lender

By:         /s/ Michael Zeller
Name:     Michael Zeller
Title: Vice President

Deutsche Bank AG New York Branch,
as a Lender

By:         /s/ Chris Chapman
Name:     Chris Chapman
Title: Director

By:         /s/ Shai Bandner
Name:    Shai Bandner
Title: Director

THE BANK OF NOVA SCOTIA,
HOUSTON BRANCH,
as a Lender

By:         /s/ Joe Lattanzi
Name:     Joe Lattanzi
Title: Managing Director

ROYAL BANK OF CANADA,
as a Lender

By:         /s/ Jason S. York
Name:     Jason S. York
Title: Authorized Signatory

The Toronto-Dominion Bank, New York Branch,
as a Lender

By:         /s/ Annie Dorval
Name:     Annie Dorval
Title: Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:         /s/ Kristin N. Oswald
Name:     Kristin N. Oswald
Title: Vice President

ABN AMRO CAPITAL USA LLC,
as a Lender

By:     /s/ Darrell Holley
Name:     Darrell Holley
Title: Managing Director

By:	/s/ Kaylan Hopson
Name: Kaylan Hopson
Title: Vice President

Barclays Bank PLC,
as a Lender

By:     /s/ Nicholas Guzzardo
Name:     Nicholas Guzzardo
Title: AVP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:     /s/ Nupur Kumar
Name:     Nupur Kumar
Title: Authorized Signatory

By:	/s/ Sophie Bulliard
Name: Sophie Bulliard
Title: Authorized Signatory

JPMorgan Chase Bank, N.A., as a Lender

By:     /s/ Stephanie Balette
Name:     Stephanie Balette
Title: Authorized Officer

SUNTRUST BANK,
as a Lender

By:     /s/ Chulley Bogle
Name:     Chulley Bogle
Title: Vice President

BMO Harris Financing, Inc.,
as a Lender

By:     /s/ Kevin Utsey
Name:     Kevin Utsey
Title: Managing Director

BNP Paribas,
as a Lender

By:     /s/ Joe Onischuk
Name:     Joe Onischuk
Title: Managing Director

By:	/s/ Mark Renaud
Name: Mark Renaud
Title: Managing Director

Compass Bank,
as a Lender

By:     /s/ Mark H. Wolf
Name:     Mark H. Wolf
Title: Senior Vice President

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender

By:     /s/ Matt Chase
Name:     Matt Chase
Title: Senior Vice President

REGIONS BANK,
as a Lender

By:     /s/ Michelle Chung
Name:     Michelle Chung
Title: Senior Vice President

CADENCE BANK, N.A.,
as a Lender

By:     /s/ William W. Brown
Name:     William W. Brown
Title: Executive Vice President

Morgan Stanley Senior Funding, Inc,
as a Lender

By:     /s/ Christopher Winthrop
Name:     Christopher Winthrop
Title: Vice President

Morgan Stanley Bank North America,
as a Lender

By:     /s/ Christopher Winthrop
Name:     Christopher Winthrop
Title: Authorized Signatory

ZB, N.A. dba Amegy Bank,
as a Lender

By:     /s/ Larry L. Sears
Name:     Larry L. Sears
Title: Senior Vice President -
Amegy Bank Division

Commerce Bank,
as a Lender

By:     /s/ Eric Rutter
Name:     Eric Rutter
Title: AVP, Energy Lending

EXHIBIT A - Schedule 6.04

1.
Indebtedness owed by SemLogistics Milford Haven Limited to SemGroup Corporation, in an approximate amount of US $16,500,000. Indebtedness owed by SemGroup Europe Holding, L.L.C. to SemGroup Corporation, in an approximate amount of US $6,500,885.

2.
Remainder of original indebtedness under the promissory note dated July 23, 2007, as amended and restated on or about November 27, 2009, made by SemCAMS ULC in favor of SemCrude, L.P. in the approximate amount of US $137,056,890, not assigned by SemCrude, L.P. to SemCanada Crude Company, equal to $1,497,347.

3.	Indebtedness under the promissory note dated on or about November 27, 2009, made by SemCAMS ULC in favor of SemCanada II, L.P. in the approximate amount of US $36,253,583.

4.
Investments existing on the Second Amendment Effective Date in subsidiaries as reflected in the Organization Chart separately delivered to the Lenders prior to the Second Amendment Effective Date. Between the Closing Date and the Second Amendment Effective Date, the Borrower utilized $296 million of the amounts permitted under Section 6.04(a), $25 million of the amounts permitted under Section 6.04(i), $50 million of the amounts permitted under Section 6.04(o), $1.4 million of the amounts permitted under Section 6.04(r), $24 million of the amounts permitted under Section 6.04(s) and $255 million of the amounts permitted under Section 6.04(u).

5.	NGL GP Interests.